UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): September 28, 2011 (September 22, 2011)
CRACKER BARREL OLD COUNTRY STORE, INC.
(Exact Name of Registrant as Specified in its Charter)

Tennessee	0-25225	62-1749513

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
305 Hartmann Drive, Lebanon, Tennessee 37087
(Address of Principal Executive Offices) (Zip code)
(615) 444-5533
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
SIGNATURE

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On September 22, 2011, the Compensation Committee (the “Committee”) of the Board of Directors of Cracker Barrel Old Country Store, Inc. (the “Company”) established the target awards to the Company’s named executive officers under the Company’s Long-Term Incentive Plan for 2012 (the “2012 LTI”), which was previously established by the Committee on July 27, 2011. Under the 2012 LTI, target awards to the named executive officers are calculated as a function of each named executive officer’s “LTI Percentage,” which represents the target opportunity, expressed as a percentage of the named executive officer’s base salary, that is available to the named executive officer under the 2012 LTI. The LTI Percentages for the named executive officers were established by the Committee simultaneously with the establishment of the 2012 LTI.
LTI Percentages for Sandra B. Cochran, the Company’s President and Chief Executive Officer, and Michael A. Woodhouse, the Company’s Executive Chairman, were subsequently modified in connection with Ms. Cochran’s promotion to her current position and Mr. Woodhouse’s resignation as Chief Executive Officer and appointment to his current position in September 2011. As has been the Company’s past practice, each of Ms. Cochran and Mr. Woodhouse will be subject to a blended LTI Percentage based on their time in service in each of their respective positions during the fiscal year in which the targets are set. For Ms. Cochran, this means her blended LTI Percentage under the 2012 LTI is 244%, calculated as the weighted average of (i) 200%, her LTI Percentage while in her prior position with the Company, and (ii) 250%, her LTI Percentage in her present position. Likewise, Mr. Woodhouse’s blended LTI Percentage under the 2012 LTI is 163%, calculated as the weighted average of (i) 250%, his LTI Percentage while in his prior position, and (ii) 150%, his LTI Percentage in his present position.
In addition to these changes, the Committee determined to set the LTI Percentage of Terry A. Maxwell, the Company’s Senior Vice President — Retail, under the 2012 LTI to 0% in light of his impending retirement as an executive officer of the Company and transition to consultant status, which will be effective January 27, 2012.
As previously disclosed, the 2012 LTI consists of two components of substantially equal value: (i) the 2012 Long-Term Performance Plan (the “2012 LTPP”), which provides for awards of Performance Shares (as that term is defined in the Company’s 2010 Omnibus Stock and Incentive Plan (the “Omnibus Plan”)), and (ii) the annual stock incentive grant (the “2012 LTI Incentive Grant”), which provides for awards of performance-based stock units. The payment of awards under both the 2012 LTPP and the 2012 LTI Incentive Grant is dependent upon the Company’s achieving a minimum level of operating income from continuing operations during the relevant performance period for each component of the 2012 LTI: fiscal years 2012 and 2013 for the 2012 LTPP (the “LTPP Performance Goal”) and 2012, 2013 and 2014 for the 2012 LTI Incentive Grant (the “LTI Unit Award Performance Goal”).
In both cases, if the applicable performance goal is met, then each named executive officer becomes eligible to receive an equity incentive grant calculated as a function of the named executive officer’s LTI Percentage. For the 2012 LTPP, if the LTPP Performance Goal is met, then the named executive officer would be eligible to receive an award (a “2012 LTPP Award”) of up to 200% of a target number of shares that is calculated by dividing (i) the product of (x)

half of the executive’s LTI Percentage multiplied by (y) his or her base salary for 2012 multiplied by (z) an adjustment factor of 1.5 by (ii) $44.26, the average closing price of the Company’s common stock during the last 30 calendar days of fiscal 2011 and the first 30 calendar days of fiscal 2012. The adjustment factor of 1.5 was established by the Committee for the 2011 Long-Term Performance Plan and the 2012 LTPP in consequence of the Company’s transition from a one-year performance period under the 2010 Long-Term Performance Plan to a two-year performance period under the 2011 Long-Term Performance Plan and the 2012 LTPP; this transition resulted in no actual awards being made to participants in these plans at the beginning of fiscal 2012 because no performance period was ending at the end of the 2011 fiscal year. Accordingly, each named executive officer’s target shares and maximum eligible award under the 2012 LTPP were established by the Committee as follows:

Named Executive				Maximum Eligible
Officer	LTI Percentage	2012 Base Salary	Target Shares	Award Shares
Sandra B. Cochran	244%	$865,625	36,707	73,414
Michael A. Woodhouse	163%	$793,750	22,505	45,010
Lawrence E. Hyatt	130%	$475,000	10,463	20,926
Douglas E. Barber	130%	$435,000	9,582	19,164
N.B. Forrest Shoaf	130%	$435,204	9,587	19,174
For the 2012 LTI Incentive Grant, if the LTI Unit Award Performance Goal is met, then the named executive officer would be eligible to receive an award (a “2012 LTI Unit Award”) of up to 150% of a target number of shares that is calculated by dividing (i) the product of (x) half of the executive’s total LTI Percentage multiplied by (y) his or her base salary for 2012 by (ii) $44.26, the average closing price of the Company’s common stock during the last 30 calendar days of fiscal 2011 and the first 30 calendar days of fiscal 2012. Accordingly, each named executive officer’s target shares and maximum eligible award under the 2012 LTI Incentive Grant are as follows:

Named Executive				Maximum Eligible
Officer	LTI Percentage	2012 Base Salary	Target Shares	Award Shares
Sandra B. Cochran	244%	$865,625	24,005	36,007
Michael A. Woodhouse	163%	$793,750	15,002	22,503
Lawrence E. Hyatt	130%	$475,000	6,975	10,462
Douglas E. Barber	130%	$435,000	6,388	9,582
N.B. Forrest Shoaf	130%	$435,204	6,391	9,586
The Company intends for grants under both the 2012 LTPP and the 2012 LTI Incentive Grant to qualify as “performance based” compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) to the maximum amount allowed under the Omnibus Plan. Accordingly, if the LTPP Performance Goal or the LTI Incentive Grant Performance Goal is not met, no 2012 LTPP Award or 2012 LTI Unit Award, as applicable, will be paid to any “Covered Employee,” which means an officer to whom Section 162(m) of the Code applies.

If the applicable performance goal is met, each participant then would be eligible for a 2012 LTPP Award and/or 2012 LTI Unit Award. The Committee could decrease but could not increase the 2012 LTPP Award and/or 2012 LTI Unit Award paid to any “Covered Employee,” based upon such factors as the Committee, in its discretion, deems appropriate, including, but not limited to, objective measures, such as the Company’s operating income performance, return on invested capital and total return to shareholders (which the Company defines to mean capital appreciation through increases in the price of our common stock plus dividends paid to shareholders), as well as subjective measures, such as the named executive officer’s subjective individual contributions to the Company, performance, experience and tenure.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: September 28, 2011	CRACKER BARREL OLD COUNTRY STORE, INC.
	By:	/s/ Lawrence E. Hyatt
		Name:	Lawrence E. Hyatt
		Title:	Senior Vice President and Chief Financial Officer